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                                                               EXHIBIT 99.521

BUSINESS DEVELOPMENT WORKSHOP AGENDA

HARVEY HOTEL -- ADDISON
14315 Midway Road
Dallas, Texas 75244
Phone: 972/980-8877
Fax:   972/788-2758

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THURSDAY, MAY 14         Location: Addison Lecture Hall, 2nd Floor
 7:30am                  CONTINENTAL BREAKFAST AND CHECK-IN

 8:30am --  9:30am       Welcome                                     Ross Perot

 9:30am --  9:45am       Workshop Objectives                           Ron Nash

 9:45am -- 10:05am       Financial Update                            Bill Shirk

10:05am -- 10:25am       Break

10:25am -- 11:25am       Case Study: Ryder             Barry Kotar/Jack Calhoun

11:25am -- 11:45am       Commission Plan                           David Sewell

11:45am -- 12:45pm       LUNCH with all Attendees,
                          Location: Whispering Oaks, 1st Floor              All

12:45pm --  1:30pm       Case Study: Safeskin/                    John Koenigs/
                          Owens and Minor                        Craig Schaffer

 1:30pm --  2:00pm       Project Office Strategy                     Susan Nash

 2:00pm --  3:00pm       Pipeline/Performance                          Ron Nash

 3:00pm --  3:15pm       Break

                         MAJOR ACCOUNTS SALES PROCESS

 3:15pm --  3:45pm       Qualifying Leads                          John Koenigs

 3:45pm --  4:15pm       How Consulting Can Work with Major Sales
                          to Develop Value Propositions            Jack Calhoun

 4:15pm --  4:45pm       Relationship Building                       Bill Doody

 4:45pm --  5:15pm       Negotiation/Closing                        John Vonesh

 6:30pm                  DINNER with all Attendees,
                          Location: Chinaberry Room 2nd Floor               All
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BUSINESS DEVELOPMENT WORKSHOP AGENDA

HARVEY HOTEL -- ADDISON
14315 Midway Road
Dallas, Texas 75244
Phone: 972/980-8877
Fax:   972/788-2758

FRIDAY, MAY 15, 1998

MORNING SESSION:

PRESENTATIONS ARE JOINT AND SEPARATE BREAK OUT ROOMS FOR PRESENTATION PRACTICE

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
 7:30am                  CONTINENTAL BREAKFAST,
                          Location: Addison Lecture Hall, 2nd Floor

 8:00am --  8:45am       Financial Overview,
                          Location: Addison Lecture Hall,
                          2nd Floor                                Terry Ashwill

                         STRATEGY WORKSHOP,
                          Location, Addison Lecture Hall, 2nd Floor

[1]
 8:45am --  9:30am       Corporate Strategy                         Jack Calhoun

[2]
 9:30am -- 10:15am       Healthcare                                Randall Booth

10:15am -- 10:30am       Break

[3]
10:30am -- 11:15am       Financial Services Strategy                Stan Rodimon

[4]
11:15am -- 12:00pm       Travel/Transportation                        Bill Doody

12:00pm -- 12:15pm       WORKING LUNCH
                          (Pick up lunch and return to meeting room)

[5]
12:15pm --  1:00pm       Energy Strategy                               Ken Scott

 1:00pm --  3:00pm       PRESENTATION PRACTICE
                          BY MAJOR ACCOUNT SALES TEAMS             Groups of 7-9

                         Separate Break-Out Rooms
                          for Major Accounts to work on
                          Presentation Skills
                              Locations: Addison Lecture Hall,
                              Trinity I, II, III, VI, VII

 3:00pm -- 3:15pm        Break

 3:15pm -- 4:15pm        Leveraging Business in Existing Accounts
                          Location: Addison Lecture Hall, 2nd Floor     Joe Boyd

 4:15pm -- 4:45pm        Marketing Update
                          Location, Addison Lecture Hall,          David Sewell/
                          2nd Floor                                 Sheri Edkins

 4:45pm -- 5:15pm        Synergy Between Project Offices and
                          Major Account Sales
                              Location, Addison Lecture Hall,         Ron Nash/
                              2nd Floor                              Susan Nash

 6:00pm                  Meet at Lobby of the Harvey Hotel-Addison
                          for transportation to the Mesquite Rodeo

 8:45pm                  BARBECUE DINNER AT THE MESQUITE RODEO
                          (OPTIONAL)

 8:00pm -- 10:00pm       MESQUITE RODEO
                          (OPTIONAL)


SATURDAY, MAY, 16, 1998
                         BYRON NELSON GOLF CLASSIC
                          (OPTIONAL)
                              Location: Four Seasons Resort,
                              Las Colinas, Irving
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